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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): February 11, 2008

                            ZOLTEK COMPANIES, INC.
            (Exact name of registrant as specified in its charter)


     MISSOURI                        0-20600                    43-1311101
  (State or other               (Commission File             (I.R.S. Employer
  jurisdiction of                    Number)                  Identification
   organization)                                                  Number)


  3101 MCKELVEY ROAD
  ST. LOUIS, MISSOURI                                              63044
  (Address of principal executive offices)                      (Zip Code)


                                (314) 291-5110
             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
         (Former name or former address if changed since last report)

                      ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On February 11, 2008, the Registrant issued a press release announcing its financial results for the quarter ended December 31, 2007. A copy of the press release is attached hereto and incorporated herein as
Exhibit 99. This Form 8-K, including Exhibit 99 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial statements of businesses acquired. Not
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                      applicable.

                  (b) Pro forma financial information. Not applicable.
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                  (c) Exhibits. See Exhibit Index.
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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 13, 2008

                                       ZOLTEK COMPANIES, INC.



                                       By   /s/ Kevin Schott
                                          -----------------------------------
                                          Kevin Schott
                                          Chief Financial Officer




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                                 EXHIBIT INDEX

Exhibit
Number                             Description
------                             -----------

 99                     Press Release, dated February 11, 2008.








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